UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 12, 2004

Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia	333-111832	52-1865887

State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

4860 Cox Road
Glen Allen, Virginia	23060

(Address of Principal Executive
Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 967-7400

No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.1

              Filed concurrently herewith under Form SE are certain materials (the “Computational Materials”) furnished to the Registrant by Credit Suisse First Boston LLC (the “Underwriter”) in respect of Saxon Asset Securities Trust 2004-2 Mortgage Loan Asset Backed Securities, Series 2004-2 (the “Securities”). The Securities will be offered pursuant to a Prospectus Supplement and related Prospectus (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The Securities will be registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-111832) (the “Registration Statement”). The Registrant hereby incorporates the attached Computational Materials by reference in the Registration Statement.

              The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning each underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

              Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

2

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99.1	Computational Materials. (P)
99.2	Computational Materials. (P)
99.3	Computational Materials. (P)
99.4	Computational Materials. (P)
99.5	Computational Materials. (P)

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By: /s/ Robert B. Eastep
Name: Robert B. Eastep
Title: Executive Vice President and Chief
Financial Officer
Dated: July 12, 2004

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Computational Materials	P
99.2	Computational Materials	P
99.3	Computational Materials	P
99.4	Computational Materials	P
99.5	Computational Materials	P